Impairment charges net of reversals	12 Months Ended
Dec. 31, 2021
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges net of reversals
6 Impairment charges net of reversals

	Note	Pre-tax amount 2021 US$m	Taxation 2021 US$m	Non-controlling interest 2021 US$m	Net amount 2021 US$m	Pre-tax amount 2020 US$m	Pre-tax amount 2019 US$m
Aluminium – Kitimat		(269)	72	—	(197)	—	—
Aluminium – Pacific Aluminium		—	—	—	—	(489)	—
Aluminium – Sohar		—	—	—	—	(220)	—
Aluminium – ISAL		—	—	—	—	(93)	(109)
Minerals – Diavik		—	—	—	—	(441)	—
Copper – Oyu Tolgoi		—	—	—	—	—	(2,240)
Aluminium - Yarwun alumina refinery		—	—	—	—	—	(1,138)
Total impairment charges net of reversals		(269)	72	—	(197)	(1,243)	(3,487)

Allocated as:
Intangible assets	13	—				(4)	(1)
Property, plant and equipment	14	(269)				(900)	(3,486)
Investment in equity accounted units (“EAUs”)		—				(339)	—
Total impairment charges net of reversals		(269)				(1,243)	(3,487)
Comprising:
Impairment charges of consolidated balances					(269)	(904)	(3,487)
Impairment charges related to EAUs (pre-tax)					—	(368)	—
Total impairment charges net of reversals					(269)	(1,272)	(3,487)
Taxation (including related to EAUs)					72	157	323
Non-controlling interests					—	—	1,506
Total impairment charges net of reversals in the income statement					(197)	(1,115)	(1,658)
2021
Aluminium – Kitimat, Canada
On 3 December 2021, we announced completion of the newly-constructed wharf at Kitimat. Construction spend was incurred by LNG Canada and therefore a gain of US$336 million representing the estimated fair value of the cost of construction has been recorded and the carrying value of the Kitimat cash-generating unit (CGU) increased accordingly. Output from the smelter was reduced to 25% as a result of a workforce strike in mid-2021 and ramp-up to full capacity will extend through 2022. As a previously impaired CGU, and therefore carrying limited headroom, these factors were identified as conditions that could indicate that the uplifted carrying value may not be supportable and therefore the CGU was tested for impairment.
The recoverable amount for the Kitimat CGU has been calculated based on the IAS 36 “Impairment” fair value less cost of disposal (FVLCD) methodology by reference to the net present value of post-tax cash flows, expressed in real-terms and discounted at 6.6%. The recoverable amount of US$3,126 million is less than the carrying value of US$3,323 million resulting in a post-tax impairment charge of US$197 million, equivalent to US$269 million pre-tax. The overall adjustment to the carrying value of the property, plant and equipment at Kitimat from the gain on recognition of the wharf less the impairment charge is an increase of US$67 million.
The pricing data used to calculate net present value of cash flows is based on a blend of the three strategic pricing scenarios described in the climate change section of note 1. While keeping all other inputs constant, we have flexed the cash flows to reflect the carbon and commodity prices generated by the one scenario that we believe is consistent with the goals of the Paris Agreement. The net present value of post-tax cash flows would have been US$58 million greater under this interpretation of Paris-aligned accounting (see note 1).
To illustrate the sensitivity of the recoverable amount, an increase in the discount rate by 50 basis points to 7.1% (post-tax real terms rate) would reduce the recoverable amount by US$180 million with all other valuation inputs remaining constant.
6 Impairment charges net of reversals continued
Copper – Oyu Tolgoi, Mongolia
Development of the Oyu Tolgoi underground progressed through 2021 at a slower pace than anticipated due to COVID-19 affecting staffing levels. Initiation of the caving process, known as the undercut, was expected to occur during 2021, however at 31 December 2021 the non-technical criteria for approval, including negotiations with the Government of Mongolia, remained ongoing and therefore this aspect of the construction was paused. On 30 December 2021 the Mongolian parliament approved Resolution 103 which indicated support for concessions offered by Rio Tinto during these negotiations, but introduced new funding constraints on the shareholders of Oyu Tolgoi LLC until first sustainable production. As a critical milestone in the development of the mine, we identified the delay to the undercut and consequential delay to production from the underground operations as being an impairment trigger and therefore assessed the recoverable amount of the project as at 31 December 2021.
The recoverable amount of the Oyu Tolgoi CGU has been prepared in accordance with the FVLCD methodology. It is based on forecast post-tax future cash flows over the life of mine of the open pit and underground reserves of Hugo North Lift 1 (HNL1) together with an estimate of future expansion potential to extract mineral resources from further underground developments and enlarged open pit. Mining of these mineral resources is subject to future investment decisions and comprises approximately 20% of the total value. These cash flows, expressed in real terms, have been discounted to present value using a project specific post-tax discount rate of 8%.
The development of HNL1 underground comprises three continuous sections. The initial development in 'Panel 0' is in the central section of the orebody with Panel 1 to the north and Panel 2 located to the south. Evaluation of mine plans for Panels 1 and 2 remain under study and are linked to the lateral development of project. To reflect the risk inherent in these aspects of the mine plan that are currently at the pre-feasibility study level of confidence, a risk adjustment factor of 10% has been applied to the net cash flows associated with years of the development of those sections of the underground mine.
At 31 December 2021, the non-technical criteria for the undercut had not been satisfied and therefore, an adjustment to the underlying cash flows of the valuation model was made to weight the timing of the undercut between an immediate approval and the potential for a six-month delay.
In finalising the determination of a recoverable amount for the cash-generating unit, we considered the likely impact of elevated uncertainty on a market participant’s perspective at the balance sheet date, in particular that arising from the incomplete status of negotiations and financing arrangements. Considerations included immediate funding requirements and the restrictions placed thereon in Resolution 103. To represent this uncertainty, a further judgmental reduction has been applied to the total net present value of cash flows from mining operations. After taking all of the above adjustments into account, the resulting recoverable amount almost equals the carrying value for the cash-generating unit of US$11.8 billion. Accordingly, management has determined that neither an impairment charge nor an impairment reversal is required.
As described in note 45, on 25 January 2022, Rio Tinto, Turquoise Hill Resources and the Government of Mongolia reached agreement to unanimously approve the commencement of underground operations. Through this agreement, the non-technical criteria for the undercut have been satisfied, including agreement over the pathway to funding the project to sustainable production. Underground mining operations have subsequently commenced. No hindsight has been applied in determining the appropriate valuation assumptions at 31 December 2021, however the timing and substance of the agreement reached was within the range of plausible outcomes considered in making this determination.
The pricing data used to calculate the net present value of cash flows is based on a blend of the three strategic pricing scenarios described in the climate change section of note 1. While keeping all other inputs constant, we have flexed the cash flows to reflect carbon and commodity prices under this one scenario that we believe is consistent with achieving the goals of the Paris Agreement. The net present value of post-tax cash flows would have been US$1.9 billion greater under this interpretation of Paris-aligned accounting (see note 1), assuming no changes to the ore mined (ie alternative economic grade cut-off is impractical to estimate, but higher prices could potentially result in more ore being mined and sold).
To further illustrate the sensitivity of the recoverable amount, an increase in the discount rate by 50 basis points to 8.5% (post-tax real terms rate) would reduce the recoverable amount by US$0.8 billion with all other valuation inputs remaining constant.
The funding of equity contributions to the project on behalf of Erdenes Oyu Tolgoi (Erdenes) by way of a carry account loan has been accounted for in accordance with the accounting policy in note 1 (xii). Additional information regarding these funding balances owing from Erdenes to Turquoise Hill and the impact on non-controlling interests is provided in note 32. On 25 January 2022, as part of a comprehensive package negotiated with the Government of Mongolia in order to approve commencement of underground operations, Turquoise Hill agreed to waive the full amount of funding balances and interest owing from Erdenes to Turquoise Hill. The waiver does not have an impact on the Group's assessment of impairment for either 2021 or 2022; refer to note 45.
2020 and 2019
Aluminium – Pacific Aluminium, Australia and New Zealand
On 9 July 2020, we announced the conclusion of the NZAS strategic review and gave Meridian Energy 14 months' notice for the termination of the power contract. As a result of the decision to wind-down operations an impairment trigger was identified. The net present value of post-tax cash flows over the remaining life for this CGU was negative and therefore the non-current assets of the smelter were fully impaired.
High operating costs and challenging outlook for the aluminium industry also resulted in impairment triggers being identified at the Bell Bay aluminium smelter in Tasmania, Australia and at Boyne Smelter in Queensland, Australia at 30 June 2020. The forecast net present value of cash flows over the period to anticipated expiry in 2025 of a power contract with Hydro Tasmania was negative taking into account market conditions at the time. The property, plant and equipment of the Bell Bay smelter was therefore fully impaired. We determined the recoverable amount for our share of the Boyne Smelter CGU. which also includes the Gladstone Power Station. as US$273 million based on post-tax cash flows expressed in real terms and discounted at 6.6%. Accordingly our share of impairment after tax in the equity accounted unit was US$119 million (US$148 million pre-tax) related to the smelter and US$26 million (US$36 million pre-tax) related to the power station.
Aluminium – Sohar
In 2020, the challenging outlook for the Middle Eastern aluminium industry was identified as an impairment trigger at the Sohar aluminium smelter in Oman, an equity accounted unit of the Group.
At 30 September 2020, we determined the recoverable amount for our share of the Sohar CGU to be US$258 million based on post-tax cash flows expressed in real terms and discounted at 7.6%. Accordingly, our share of impairment after tax in the equity accounted unit was US$220 million.
Aluminium – ISAL smelter, Iceland
Our announcement in February 2020 of a strategic review of the ISAL smelter in Iceland, combined with challenging market conditions, was identified as an impairment trigger at 30 June 2020. Subsequent restoration of smelter competitiveness resulting from improved power delivery terms represented an indicator of partial impairment reversal at 31 December 2020. We calculated a post-tax recoverable amount for the CGU of US$139 million at 31 December 2020 based on FVLCD, discounted using a post-tax rate of 6.6%. As a consequence, with full impairment of the CGU and a pre-tax impairment charge of US$204 million in the first half of 2020 followed by reversal of US$111 million to previously recorded pre-tax impairment in the second half of 2020, the full year results for the year ended 31 December 2020 included a net pre-tax impairment charge of US$93 million (2019: pre-tax impairment charge of US$109 million upon reclassification from assets held for sale).
Minerals (previously under Copper & Diamonds) – Diavik, Canada
The COVID-19 pandemic significantly disrupted global demand for diamonds, and in April 2020 our then joint venture partner in the Diavik ‘Diamond Mine’ filed for creditor protection and defaulted on cash calls. These circumstances were identified as an impairment trigger. The net present value of post-tax cash flows projected over the remaining life of the Diavik ‘Diamond Mine’ to 2025 did not support retaining any carrying value, resulting in the Group's 60% interest in plant and equipment and intangible assets of the CGU being fully impaired at 30 June 2020.
Copper (previously under Copper & Diamonds) – Oyu Tolgoi, Mongolia
On 16 July 2019 we announced that the first sustainable production from the Oyu Tolgoi underground project could be delayed by 16 to 30 months compared with the original feasibility study guidance in 2016. We also announced that development capital spend for the project could increase materially. We identified these matters as an impairment trigger and prepared an assessment of the recoverable amount for the CGU at 30 June 2019 using a FVLCD model, as prescribed by IAS 36.
At 30 June 2019 we determined the post-tax recoverable amount to be US$8.3 billion using a real terms discount rate of 8.3%, this resulted in a pre-tax impairment charge of US$2.2 billion (100% basis). The net adjustment to tax represented an increase to deferred tax assets of US$320 million for the temporary difference corresponding to the impairment and a decrease in deferred tax assets of US$359 million for tax losses that were expected to expire without utilisation.
On 16 December 2020 we confirmed completion of the Definitive Estimate detailing how Oyu Tolgoi underground would achieve sustainable production and selection of a preferred development option for the Oyu Tolgoi underground project. Development capital assumptions of US$6.75 billion and forecast sustainable production by October 2022 incorporated the impacts of COVID-19. This information was within the range of assumptions used to calculate the CGU's recoverable amount in the 2019 impairment test, and not indicative of an impairment loss in 2020.
Aluminium - Yarwun alumina refinery
In 2019, our annual impairment assessment of the Yarwun CGU resulted in a pre-tax impairment charge of US$1,138 million to property, plant and equipment as a result of this CGU being assessed on a stand-alone basis for the first time and a 30% year-on-year reduction in the spot price of alumina to US$275/t at 31 December 2019.